UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2004

Critical Therapeutics, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-50767	04-3523569
(State or other juris-	(Commission	(IRS Employer
diction of incorporation	File Number)	Identification No.)

60 Westview Street, Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 402-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Employment Agreement Dated December 21, 2004 (Paul D. Rubin, M.D.)
Ex-99.2 Employment Agreement Dated December 21, 2004 (Walter Newman, Ph.D)
Ex-99.3 Employment Agreement Dated December 21, 2004 (Trevor Phillips, Ph.D)
Ex-99.4 Employment Agreement Dated December 21, 2004 (Frederick Finnegan)
Ex-99.5 Employment Agreement Dated December 21, 2004 (Frank E. Thomas)
Ex-99.6 Employment Agreement Dated December 21, 2004 (Scott B. Townsend)

Item 1.01. Entry into a Material Definitive Agreement.

     On December 21, 2004, Critical Therapeutics, Inc. (the “Company”) entered into an employment agreement with each of the following executive officers: Paul D. Rubin, M.D., the President and Chief Executive Officer; Walter Newman, Ph.D., the Senior Vice President of Research and Discovery and Chief Scientific Officer; Trevor Phillips, Ph.D., the Senior Vice President of Operations and Chief Operating Officer; Frederick Finnegan, the Senior Vice President of Sales and Marketing; Frank E. Thomas, the Senior Vice President of Finance, Chief Financial Officer and Treasurer; and Scott B. Townsend, the Vice President of Legal Affairs and Secretary.

     Each employment agreement has an initial term of three years commencing on January 1, 2005 and will automatically extend for an additional one-year term after such time on each subsequent anniversary of the commencement date unless either the Company or the executive officer gives 90-days prior notice.

     The employment agreements initially set the annual base salaries for the executive officers as follows:

•	for Dr. Rubin, $333,100;

•	for Dr. Newman, $257,800;

•	for Dr. Phillips, $240,200;

•	for Mr. Finnegan, $233,300;

•	for Mr. Thomas, $222,300; and

•	for Mr. Townsend, $203,800.

     In addition, each executive officer is eligible for an annual maximum cash bonus of 25% of base salary, or 40% of base salary in the case of Dr. Rubin, and an annual equity award, the amount of such bonus or equity award, if any, as determined by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee may make actual cash bonus awards that may be greater or less than the annual maximum cash bonus based on overall corporate performance and individual performance. None of the executive officers is guaranteed either an annual cash bonus or an annual equity award.

     If the Company terminates the executive officer’s employment other than for “cause” or if the executive officer terminates his employment for “good reason,” in each case as those terms are defined in his employment agreement, then the Company is obligated to provide the following to the executive officer, provided he executes a release of the Company:

•	a lump sum payment equal to his annual base salary in effect at that time, or, in the case of Dr. Rubin, 1.25 times his annual base salary in effect at that time plus one-half of the highest annual bonus earned by Dr. Rubin during the three years preceding his termination;

•	monthly payments in amount of 80% of the monthly COBRA premiums for continued health and dental coverage for the Executive and his dependents and 100% of the amount of the monthly premiums paid by the Company for life insurance and disability insurance for the Executive until the earlier of one year, or, in the case of Dr. Rubin, fifteen months, after termination or the last day of the first month when he is eligible for benefits through other employment;

•	a pro rata payment of his target cash bonus in effect in the year of termination; and

•	accelerated vesting of 50% of his outstanding unvested stock options and restricted stock.

     Immediately upon a “change of control” of the Company as such term is defined in his employment agreement, each executive officer is entitled to accelerated vesting of 50% of all his outstanding unvested stock options and restricted stock. In addition, if the Company terminates the executive officer’s employment other than for “cause” or if the executive officer terminates his employment for “good reason” during the period from three months before until one year after the occurrence of a “change of control” of the Company, then the Company is obligated to provide the following to the executive officer, provided he executes a release of the Company:

•	a lump sum payment equal to his annual base salary in effect at that time, or, in the case of Dr. Rubin, 1.5 times his annual base salary in effect at that time plus, in the case of Dr. Rubin, one-half of the highest annual bonus earned by Dr. Rubin during the three years preceding his termination;

•	monthly payments in amount of 80% of the monthly COBRA premiums for continued health and dental coverage for the Executive and his dependents and 100% of the amount of the monthly premiums paid by the Company for life insurance and disability insurance for the Executive until the earlier of one year, or, in the case of Dr. Rubin, eighteen months, after termination or the last day of the first month when he is eligible for benefits through other employment;

•	a pro rata payment of his target bonus in effect in the year of termination;

•	accelerated vesting of 100% of his outstanding unvested stock options and restricted stock; and

•	up to three months of outplacement services.

     Upon voluntary resignation, each executive officer is entitled to a pro rata payment of his annual bonus from the previous year provided that the executive officer gives 90-days prior written notice of resignation and executes a release of the Company.

     Each executive officer has agreed not to compete with the Company during his employment with the Company and for a one-year period, or, in the case of Dr. Rubin, a fifteen-month period, after termination of employment by the Company for any reason at or after a “change of control” of the Company. Each executive officer has also agreed not to disclose any confidential information obtained during his employment.

     The employment agreements summarized above have been filed as exhibits to this Form 8-K, and the Company refers you to such exhibits for the complete terms of the agreements. The complete terms of the agreements are incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2004	CRITICAL	THERAPEUTICS, INC.

	By:	/s/ Paul D. Rubin, M.D.

Paul D. Rubin, M.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Employment Agreement dated December 21, 2004 by and between the Registrant and Paul D. Rubin, M.D.

99.2	Employment Agreement dated December 21, 2004 by and between the Registrant and Walter Newman, Ph.D.

99.3	Employment Agreement dated December 21, 2004 by and between the Registrant and Trevor Phillips, Ph.D.

99.4	Employment Agreement dated December 21, 2004 by and between the Registrant and Frederick Finnegan

99.5	Employment Agreement dated December 21, 2004 by and between the Registrant and Frank E. Thomas

99.6	Employment Agreement dated December 21, 2004 by and between the Registrant and Scott B. Townsend